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                                                                 Exhibit 10.2

                          [CAPSOURCE, INC. LETTERHEAD]

July 10, 2000



DM Mortgage Investors, LLC
2901 El Camino Avenue, Ste. 206
Las Vegas, NV  89102

Ladies and Gentlemen:

Reference is hereby made to the draft registration statement on Form S-11 (the "Form S-11") reviewed on the date hereof by the undersigned, particularly but without limitation the use of proceeds section thereof.

The undersigned hereby acknowledges and agrees that the Form S-11 correctly describes our undertaking in your favor to subordinate our interest in any loan in which DM Mortgage Investors, LLC acquires a participatory interest. The undersigned will hold on behalf of DM Mortgage Investors, LLC any proceeds of foreclosures or other suits, actions or proceedings until such time as all funds owing to DM Mortgage Investors, LLC by the respective borrower under a defaulted loan have been received by DM Mortgage Investors, LLC.

The undersigned acknowledges that DM Mortgage Investors, LLC will be relying on our undertaking and this letter of understanding in connection with the public offering and the disclosure contained in the Form S-11.

CAPSOURCE, INC.

By:      /s/ Stephen J. Byrne
         -----------------------------
         Stephen J. Byrne, President